SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of Earliest Event Reported) October 16, 1997


                                  Toy Biz, Inc.
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             (Exact Name of Registrant as Specified in its Charter)


Delaware                               1-13638                 13-3711775
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(State or Other                      (Commission         (I.R.S. Employer
Jurisdiction of                     File Number)           Identification
incorporation)                                                       No.)





                   685 Third Avenue, New York, New York 10017
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               (Address of Principal Executive Offices) (Zip Code)


                                 (212) 682-4700
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              (Registrant's Telephone Number, Including Area Code)



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         (Former Name or Former Address, If Changed Since Last Report.)



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



ITEM 5.           Other Events.

                  On October 8, 1997, the Registrant issued a press release, a copy of which is attached hereto as Exhibit 99.1, announcing that it had issued a plan to combine with Marvel Entertainment Group, Inc. ("Marvel"). Registrant's proposal required that senior secured lenders holding greater than one-third of Marvel's senior secured debt accept its proposal by the close of business on October 13, 1997 in order to commit the Registrant to proceed with its proposal. A copy of the proposal documents which include a Master Agreement with attached exhibits, a Proxy and Stock Option Agreement, dated as of October 7, 1997, by and among Isaac Perlmutter, Isaac Perlmutter T.A. and Zib Inc., secured creditors of Marvel and certain of its direct and indirect subsidiaries and a Proxy and Stock Option Agreement, dated as of October 7, 1997, by and between Avi Arad, secured creditors of Marvel and certain of its direct and indirect subsidiaries is attached hereto as Exhibit 2.1, Exhibit 10.1 and Exhibit 10.2, respectively. On October 16, 1997, the Registrant issued a press release, a copy of which is attached hereto as Exhibit 99.2, announcing that senior secured lenders of Marvel representing more than one-third of the outstanding amount of Marvel's senior secured debt have agreed to support Toy Biz's previously announced plan to combine with Marvel.

ITEM 7.           Financial Statements and Exhibits.

(c)  Exhibits.

 2.1. Master Agreement among, dated as of October 7, 1997, by and among Registrant, the secured creditors of Marvel and certain of its direct and indirect subsidiaries.

10.1. Proxy and Stock Option Agreement, dated as of October 7, 1997, by and among Isaac Perlmutter, Isaac Perlmutter T.A. and Zib Inc., secured creditors of Marvel and certain of its direct and indirect subsidiaries.

10.2. Proxy and Stock Option Agreement, dated as of October 7, 1997, by and between Avi Arad, secured creditors of Marvel and certain of its direct and indirect subsidiaries.

99.1.    Press release of the Registrant, dated October 8, 1997.

99.2.    Press release of the Registrant, dated October 16, 1997.




  644419.1

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  TOY BIZ, INC.
                                  (Registrant)


Date: October 16, 1997
                                       By  /s/ Joseph M. Ahearn
                                           ------------------------------------
                                      Name:      Joseph M. Ahearn
                                      Title:     President and Chief Executive
                                                  Officer


 644419.1